Exhibit 10.8

CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER A CONFIDENTIAL TREATMENT REQUEST, PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE REDACTED TERMS HAVE BEEN MARKED IN THIS EXHIBIT AT THE APPROPRIATE PLACE WITH THREE ASTERISKS [***].

1st Original

ADDENDUM NO 1

It is hereby mutually agreed and understood that T. KLAVENESS SHIPPING AS as Owners, and MISSISSIPPI PHOSPHATES CORPORATION, as Charterers, have agreed to renew the Charter Party dated June 24, 1999, as follows:

1.	Owners’ style: amended to read KLAVENESS CHARTERING AS, Oslo

2.	Item 20 Brokerage: amended to read as follows:

[***] percent ([***]%) address commission

[***] percent ([***]%) to Klaveness Chartering AS

[***] percent ([***]%) to Trademar, Inc.

3.	In direct continuation of the present Charter Party dated June 24, 1999

4.	Quantity of 1,000,000 metric tons in Charterers’ option up to 1,250,000 metric tons per annum of phosphate rock in bulk

5.	Quantity evenly spread over the contract year.

6.	Duration of contract: three (3) years, i.e. from July 1, 2005 till June 30, 2008

7.	Freight rate: US$[***] per metric ton

8.	Bunker escalation / de-escalation clause is basis US$[***] per metric ton For [***]

9.	Demurrage rate of US$[***] / half despatch

10.	Any increase over and above US$[***] for port disbursements in Pascagoula to be for Mississippi Phosphates Corporation’s account

All other terms and conditions of the governing Charter Party shall remain unchanged.

Date: February 23, 2005

Klaveness Chartering AS	Mississippi Phosphates Corporation

/s/ Illegible	/s/ Robert E. Jones